SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 17, 2007

Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752

(Address of principal executive offices)
(508) 357-2221

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Stock Purchase Agreement dated 4-17-2007
EX-10.2 Stockholders Agreement dated 4-17-2007
EX-99.1 Press Release dated 4-17-2007 announcing financial results
EX-99.2 Press Release dated 4-17-2007 announcing the transactions with DC Chemical Co.
EX-99.3 Press Release dated 4-17-2007 announcing approval of a new mannufacturing facility in Westborough, MA
EX-99.4 Press Release dated 4-17-2007 announcing an alliance with NSTAR

Item 1.01. Entry into a Material Definitive Agreement.
     On April 17, 2007, Evergreen Solar, Inc. (the “Company”) announced that it had entered into a multi-year polysilicon supply agreement (the “Supply Agreement”) with DC Chemical Co., Ltd. (“DC Chemical”). The Supply Agreement provides the general terms and conditions pursuant to which DC Chemical will supply the Company with specified annual quantities of polysilicon at fixed prices beginning in 2008 and continuing through 2014. Under the Supply Agreement, the Company is expected to receive sufficient polysilicon to manufacture a total of approximately 1 GW of photovoltaic solar modules through 2014.
     Concurrent with the execution of the Supply Agreement, the Company and DC Chemical also entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which DC Chemical agreed to purchase 3 million shares of the Company’s common stock for $12.07 per share, representing the closing price of the Company’s common stock on the Nasdaq Global Market on April 16. Pursuant to the Purchase Agreement, the Company also agreed to issue an additional 4.5 million shares of restricted common stock and 625 shares of restricted preferred stock to DC Chemical. The preferred stock will automatically convert into 6.25 million shares of restricted common stock upon the termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, which is expected to occur within 30 days of the closing. The restrictions on the common stock and the preferred stock will lapse upon the delivery of specified quantities of polysilicon to the Company.
     The Company and DC Chemical also entered into a Stockholders Agreement (the “Stockholders Agreement”) dated April 17, 2007. The Stockholders Agreement prohibits, without Evergreen Solar’s consent, certain acquisitions of Evergreen Solar’s common stock by DC Chemical, certain proxy solicitation activities, as well as DC Chemical’s ability to publicly announce or make certain proposals regarding business combinations involving Evergreen Solar, among other things. The Stockholders Agreement also provides DC Chemical with the right to participate in certain future securities offerings by the Company, on the same terms and conditions as the other purchasers in any such financing, in order to maintain its pro rata percentage ownership of the Company subject to regulatory restrictions imposed by The Nasdaq Global Market. DC Chemical’s preemptive rights terminate upon the earlier of (a) the seventh anniversary of the closing, (b) such time as DC Chemical no longer holds at least 10 million shares of common stock, and (c) upon a termination of the Supply Agreement resulting from the failure of DC Chemical to deliver certain quantities of polysilicon to the Company. In addition, the Stockholders Agreement provides DC Chemical with certain registration rights, including a requirement that the Company, among other things, file an automatic shelf registration statement covering the 3 million shares of common stock purchased at the closing within 15 days of the closing, and file another automatic shelf registration statement covering the restricted stock within 15 days of when the restrictions lapse. Finally, the Stockholders Agreement prohibits, without Evergreen Solar’s consent, DC Chemical from transferring its shares of Evergreen Solar common stock to any person who, after the transfer, would have beneficial ownership of 10% or more of the voting power of the Company.
     The foregoing descriptions of the Purchase Agreement and the Stockholders Agreement are qualified in their entirety by reference to the Purchase Agreement and the Stockholders Agreement, copies of which are attached hereto as exhibits 10.1 and 10.2. The foregoing description of the Supply Agreement is qualified in its entirety by reference to the Supply Agreement, a copy of which will be filed by an amendment to this Form 8-K (or as an exhibit to a future periodic report of the Company).
Item 2.02. Results of Operations and Financial Condition.
     On April 17, 2007, the Company issued a press release announcing its financial results for its first quarter ended March 31, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, but is instead furnished pursuant to that instruction.

Item 3.02 Unregistered Sales of Equity Securities.
     See Item 1.01 of this report, which is incorporated herein by this reference. The Company will issue the shares of common stock, restricted common stock and restricted preferred stock to DC Chemical pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
Item 7.01. Regulation FD Disclosure.
     On April 17, 2007, the Company issued a press release announcing that the Company had entered into the Supply Agreement, the Purchase Agreement and the Stockholders Agreement. A copy of the press release is furnished as Exhibit 99.2 hereto. Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     On April 17, 2007, the Company issued a press release announcing that its board of directors had approved the construction of a new manufacturing facility in Westborough, Massachusetts. A copy of the press release is furnished as Exhibit 99.3 hereto. Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     On April 17, 2007, the Company issued a press release announcing an alliance with NSTAR (NYSE: NST), an electric and gas delivery company based in Boston, Massachusetts. A copy of the press release is furnished as Exhibit 99.4 hereto. Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.4 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Stock Purchase Agreement, dated April 17, 2007, by and between Evergreen Solar, Inc. and DC Chemical Co., Ltd.

10.2	Stockholders Agreement, dated April 17, 2007, by and between Evergreen Solar, Inc. and DC Chemical Co., Ltd.

99.1	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing financial results for the quarter ended March 31, 2007

99.2	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing the transactions with DC Chemical Co., Ltd.

99.3	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing approval for construction of a new manufacturing facility in Westborough, Massachusetts

99.4	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing an alliance with NSTAR

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer

Dated: April 17, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated April 17, 2007, by and between Evergreen Solar, Inc. and DC Chemical Co., Ltd.

10.2	Stockholders Agreement, dated April 17, 2007, by and between Evergreen Solar, Inc. and DC Chemical Co., Ltd.

99.1	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing financial results for the quarter ended March 31, 2007

99.2	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing the transactions with DC Chemical Co., Ltd.

99.3	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing approval for construction of a new manufacturing facility in Westborough, Massachusetts

99.4	Press Release dated April 17, 2007 by Evergreen Solar, Inc., announcing an alliance with NSTAR